CONFIDENTIAL

CLINIGENCE HOLDINGS, INC.

SUBSCRIPTION AGREEMENT

November 19, 2019

THE SECURITIES OFFERED HEREBY ARE BEING OFFERED ONLY TO “ACCREDITED INVESTORS,” AS SUCH TERM IS DEFINED IN RULE 501 UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”). SEE “PLAN OF DISTRIBUTION – INVESTOR SUITABILITY REQUIREMENTS.”

THE SECURITIES OFFERED HEREBY ARE SPECULATIVE, INVOLVE A HIGH DEGREE OF RISK AND SHOULD NOT BE PURCHASED BY ANYONE WHO CANNOT AFFORD THE LOSS OF THEIR ENTIRE INVESTMENT. SEE “RISK FACTORS”

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If you would like to invest in Units (as defined below) of Clinigence Holdings, Inc., please complete and return the attached documents to the following:

Clinigence Holdings, Inc.
55 Ivan Allen Jr. Blvd. NW, #875, Atlanta, GA 30308
Attn: Jacob Margolin

Before you invest, please consult with your broker, investment adviser, attorney, accountant or other advisers regarding an investment in the Company and its suitability for you. Your purchase of the Interest does not pay for or reimburse you for the fees and/or expenses you incur for these professional services.

Remember to complete all applicable sections of this Subscription Agreement along with a copy of your valid passport. If not completed in full, this Subscription Agreement may be returned and rejected.

You must pay the subscription amount at the time of Subscription to Clinigence Holdings, Inc. Unless the Company otherwise agrees, payment of the subscription amount must be made by check or wire transfer in a single lump sum payment from a single account (rather than two or more separate payments from one or more accounts) through or from a U.S. bank or a non-U.S. banking institution organized within a country or territory that is a member of, or a country or territory that belongs to a regional organization that is a member of, the Financial Action Task Force (the “FATF”). A list of FATF members is available on the FATF web site: www.fatf-gafi.org.

(a)       Send a check in payment for the amount subscribed (as indicated on the signature page of this Subscription Agreement) payable to “Clinigence Holdings, Inc.” to:

Clinigence Holdings, Inc.

55 Ivan Allen Jr. Blvd. NW, #875

Atlanta, GA 30308
Attention: Jacob Margolin

OR

(b)       Wire transfer that amount to:

Routing No.: 122016066

Account No.: 075-296-355

Bank: City National Bank

Address: 3484 Central Ave., Riverside, CA 92506

Account Name: Clinigence Holdings, Inc.

This Subscription Agreement will be irrevocable by the prospective investor, unless the subscription is rejected or the Offering is withdrawn, the subscriber will become an investor in the Offering. We or the Placement Agent may reject subscriptions for failure to conform to the requirements of the Offering, incomplete or illegible documentation, oversubscription of the Offering or any such other reason, whatsoever, as we and the Placement Agents, in their sole discretion, may determine.

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Please complete and return the applicable paperwork based on the registration type below:

☐	Corporate Account (Domestic) Certification of Accredited Investor Corporate Resolution Investor Information Valid government issued photo ID with signature W9
☐	Corporate Account (International)
Certification of Accredited Investor
Certification for Non US Person Representations
Corporate Minutes in English
Corporate Resolution
Investor Information
Valid passport, including photo and signature
W8-BEN
☐	Individual Account (Domestic) Certification of Accredited Investor Investor Information Valid government issued photo ID with signature W9
☐	Individual Account (International) Certification of Accredited Investor Certification for Non US Person Representations Investor Information Valid passport with photo and signature W8-BEN
☐	Individual Retirement Account (IRA) Certification of Accredited Investor Investor Information Valid government issued photo ID with signature W9
☐	Joint Account (2 or more investors) Certification of Accredited Investor Investor Information Valid government issued photo ID with signature W9 for each investor
☐	Trust Account Certification of Accredited Investor Investor Information Trust Agreement, including names of trustees and signature pages Valid government issued photo ID with signature W9

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I, the undersigned (the “Subscriber”), hereby irrevocably subscribe for investment units (each, a “Unit”) of Clinigence Holdings, Inc., a Delaware corporation (the “Company”), with each Unit consisting of: (a) a 10% interest-bearing, unsecured, convertible promissory note in the aggregate principal amount of $5,000 convertible into Conversion Shares at the Conversion Price, and (b) a six-year warrant to purchase up to 2,500 Warrant Shares at the Exercise Price (the “Offering”). As used in this Subscription Agreement, “Units” refers to the Units themselves and any shares of Common Stock, notes or warrants issued or issuable as part of or underlying the Units, in each case as the context requires. Capitalized terms used and not otherwise defined in this Subscription Agreement have the meanings respectively ascribed to them in the Confidential Private Placement Memorandum dated October 23, 2019 (including the Appendices and Exhibits thereto, the “Memorandum”) relating to the Company and the Offering.

I understand that investment in the Units is an illiquid investment. In particular, I recognize that: (i) I must bear the economic risk of investment in the Units for an indefinite period of time, since the Units have not been registered under the Securities Act of 1933 (the “Securities Act”) and therefore cannot be sold unless either they are subsequently registered under the Securities Act or an exemption from such registration is available and a favorable opinion of counsel for the Company to that effect is obtained (if requested by the Company); (ii) the Units will be “restricted securities” as that term is defined in Rule 144 under the Securities Act and, accordingly, that the Subscriber must hold the Units indefinitely unless they are subsequently registered or qualified under the Securities Act and any other applicable securities law or exemptions from such registration and qualification are available; (iii) no established market will exist and it is possible that no public market for the Units, or any part thereof or any security underlying any part thereof, will develop; and (iv) Rule 144 is not currently available for any sale of Units and will not be available for an extended period. I consent to the affixing by the Company of such legends on certificates representing the Units (or any part thereof) as any applicable federal or state securities law or any securities law of any other applicable jurisdiction may require from time to time, including, without limitation, legends stating that the Units have not been registered or qualified under the Securities Act or any other securities law and setting forth the limitations on dispositions imposed hereby.

I represent and warrant to the Company that: (i) The financial information provided in this subscription agreement (the “Subscription Agreement”) is complete, true and correct; (ii) I and my Investment Managers, if any, have carefully reviewed and understand the risks of, and other considerations relating to, a purchase of Units, including, but not limited to, the risks set forth under “Risk Factors” in the Memorandum; (iii) I and my Investment Managers, if any, have been afforded the opportunity to obtain any information necessary to verify the accuracy of any representations or information set forth in the Memorandum and have had all inquiries to the Company answered, and have been furnished all requested materials, relating to the Company and the offering and sale of the Units and anything set forth in the Memorandum; (iv) neither I nor my Investment Managers, if any, have been furnished any offering literature by the Company or any of its affiliates, associates or agents other than the Memorandum, and the agreements referenced therein; and (v) I am acquiring the Units for which I am subscribing for my own account, as principal, for investment and not with a view to the resale or distribution of all or any part of the Units.

I acknowledge that the Company may be precluded from relying on Rule 506 under the Securities Act if a beneficial owner of 20% or more of the Fund’s voting securities is subject to a disqualifying event provided in Rule 506(d) (each, a “Disqualifying Event”). I further represent and warrant to the Company that if (1) the Subscriber or any beneficial owner of its Units is or is reasonably likely to become subject to any Disqualifying Event, the Subscriber shall promptly notify the Company, regardless of how many Units the Subscriber owns, (2) the Company notifies the Subscriber that its ownership is over or approaching the 20% threshold, the Subscriber shall promptly provide any information reasonably requested by the Company to determine whether the Subscriber or any beneficial owner of its Units is subject to any Disqualifying Event, and (3) at any time the Subscriber or any beneficial owner of its Units holds 20% or more of the Company’s voting securities, regardless of whether it is so notified, the Subscriber hereby agrees to waive such portion of the Subscriber’s voting, consent or similar rights sufficient to reduce its percentage of such rights to less than 20%.

I acknowledge that I may receive or have access to confidential proprietary information concerning the Company, including, without limitation, customers, suppliers, contracts, information regarding potential investments, financial information, trade secrets and the like (collectively, “Confidential Information”), which is proprietary in nature and non-public. I agree that I shall not disclose or cause to be disclosed any Confidential Information to any person or use any Confidential Information for my own purposes or my own account, except in connection with my investment in the Company, and except as otherwise required by any regulatory authority, law or regulation, or by legal process. Furthermore, I represent and warrant to the Company that I have not reproduced, duplicated or delivered the Memorandum or this Subscription Agreement to any other person, except my professional advisers or as instructed by the Company. Notwithstanding the foregoing, I (and each of my employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of (1) the Company and (2) any of its transactions, and all materials of any kind (including opinions or other tax analyses) that are provided to the Subscriber relating to such tax treatment and tax structure.

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I understand that the purchase price per Unit does not reimburse for any costs incurred by me for legal, tax, accounting or financial advice, including fees paid to my purchaser representative, if any.

The undersigned, if a corporation, partnership, trust or other form of business entity, (i) is authorized and otherwise duly qualified to purchase and hold the Units, (ii) has obtained such additional tax and other advice that it has deemed necessary, (iii) has its principal place of business at its residence address set forth in this Subscription Agreement, and (iv) has not been formed for the specific purpose of acquiring the Units (although this may not necessarily disqualify the subscriber as a purchaser). The persons executing this Subscription Agreement, as well as all other Agreements related to the Offering, represent that they are duly authorized to execute all such Agreements on behalf of the entity. (If the undersigned is one of the aforementioned entities, it agrees to supply any additional written information that may be required.)

All of the information which I have furnished to the Company and which is set forth in this Subscription Agreement is correct and complete as of the date of this Subscription Agreement. If any material change in this information should occur prior to my subscription being accepted, I will immediately furnish the revised or corrected information. I further agree to be bound by all of the terms and conditions of the Offering described in the Memorandum, this Subscription Agreement and the other documents and agreements related thereto. I am the only person with a direct or indirect interest in the Units subscribed for by this Subscription Agreement. I agree to indemnify and hold harmless the Company and its officers, directors and affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys’ fees) that they may incur by reason of the failure of the undersigned to fulfill any of the terms or conditions of this Subscription Agreement or by reason of any breach of the representations and warranties made by the undersigned herein or in any Agreement provided by the undersigned to the Company. This Subscription Agreement is not transferable or assignable by me without the written consent of the Company. If more than one person is executing this Subscription Agreement, the obligations of each shall be joint and several and the representations and warranties contained in this Subscription Agreement shall be deemed to be made by, and be binding upon, each of these persons and his or her heirs, executors, administrators, successors and assigns. This Subscription Agreement, upon acceptance by the Company, shall be binding upon my heirs, executors, administrators, successors and assigns. This Subscription Agreement shall be construed in accordance with and governed in all respects by the laws of the State of California.

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Units in this Offering will be sold only to “Accredited Investors,” as defined in Regulation D under the 1933 Act, and under other applicable securities laws and regulations, to purchase Units in this Offering. Please indicate by initialing the category or categories that accurately describe the Subscriber’s situation [initial all applicable blanks]:

___	(1) A natural person (not an entity) [initial appropriate blank(s)]:
___	(a) whose individual net worth, or joint net worth with his or her spouse, at the time of his or her purchase exceeds $1,000,000, excluding from the net worth calculation both the fair market value of that person's primary residence and the amount of any debt secured by such residence up to its fair market value but including in that person’s liabilities the amount of any increase in the last 60 days in the debt secured by such residence (accordingly, both the portion of any debt secured by such primary residence that exceeds its fair market value and the amount of any increase in such debt in the last 60 days must be deducted, without double counting, in calculating the person's net worth), or
___	(b) who had individual income in excess of $200,000 in each of the two most recent years or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;
___	(2) An employee benefit plan within the meaning of ERISA Title I [initial appropriate blank]: (a) if the investment decision is made by a Plan fiduciary, as defined in ERISA Section 3(21), which is (i) ___ a bank, (ii) ___ a savings and loan association, (iii) ___ an insurance company or (iv) ___ a registered investment adviser, or (b) ___ if the Plan has total assets in excess of $5,000,000, or (c) ___ if the Plan is a self-directed plan, with investment decisions made solely by persons that are accredited investors;
___	(3) A trust, other than a revocable trust described in category (4) below, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities of the Company being offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment in the Company;
___	(4) A revocable trust (i.e., a trust that may be amended or revoked by its grantors), of which all of the grantors are “accredited investors” (provided that any person claiming accredited investor status based on an individual net worth (or joint net worth with his or her spouse) in excess of $1,000,000 makes such net worth calculation in accordance with the formula in category (1) above);
___	(5) A bank as defined in 1933 Act Section 3(a)(2) or a savings and loan association or other institution as defined in 1933 Act Section 3(a)(5)(A), whether acting in its individual or fiduciary capacity;
___	(6) A broker or dealer registered pursuant to 1934 Act Section 15;
___	(7) An insurance company as defined in 1933 Act Section 2(13);
___	(8) An investment company registered under the ICA or a business development company as defined in ICA Section 2(a)(48);
___	(9) A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;
___	(10) A private business development company as defined in Advisers Act Section 202(a)(22);
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___	(11) An organization described in Code Section 501(c)(3), corporation, Massachusetts or similar business trust, partnership or limited liability company, not formed for the specific purpose of acquiring the securities of the Company being offered, or a plan established or maintained by a state or its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, in any such case with total assets in excess of $5,000,000 (in case of an organization described in Code Section 501(c)(3), such total assets include endowment, annuity and life income funds and are to be determined according to the Subscriber’s most recent audited financial statements);
___	(12) A manager, director, executive officer or general partner of the Company or the Company; or
___	(13) An entity in which all the equity owners are accredited investors.

Special Note for Categories (2)(c), (4) or (13): If the Subscriber has indicated category (2)(c), (4) or (13) above, please list below the names and categories of accreditation of each person making the investment decisions on behalf of the self-directed plan (category (2)(c)), each grantor of a revocable trust (category 4) or each equity owner (category (13)) (attach additional pages if necessary):

Person Making Investment Decision, Grantor or Equity Owner	Accredited Investor Category

Special Note for Trusts, Limited Liability Companies, Partnerships and Certain Retirement Plans: The application of the “accredited investor” categories to trusts (including Massachusetts or similar business trusts), limited liability companies, partnerships and self-employed individual retirement plans is subject to complex regulatory interpretations and may differ under state and federal law. Accordingly, such an entity attempting to qualify may be required to deliver additional information, including a satisfactory opinion of its counsel.

I certify that I am an Accredited Investor.

Name	Name

Signature	Signature

Name and Title of Signatory (if the Investor is an entity):	Name and Title of Signature (if the Investor is an entity)

DEFINITIONS USED IN THIS SUBSCRIPTION AGREEMENT

For the purposes of this Subscription Agreement, the following terms shall have the meanings set forth below:

“Commodity Interests” means commodity futures contracts, options on commodity futures contracts, and options on physical commodities traded on or subject to the rules of:

(i)	any contract market designated for trading such transactions under the Commodity Exchange Act, as amended (“CEA”) and the rules thereunder; or
(ii)	any board of trade or exchange outside the United States, as contemplated in Part 30 of the rules under the CEA.

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“Family Company” means a company, partnership or trust that owns not less than $5,000,000 in “investments” and that is owned directly or indirectly by or for two or more natural persons who are related as siblings or spouse (including former spouses), or direct lineal descendants by birth or adoption, spouses of such persons, the estates of such persons, or foundations, charitable organizations or trusts established for the benefit of such persons.

“Financial Contract” means any arrangement that:

(i)	takes the form of an individually negotiated contract, agreement, or option to buy, sell, lend, swap, or repurchase, or other similar individually negotiated transaction commonly entered into by participants in the financial markets;
(ii)	is in respect of securities, commodities, currencies, interest or other rates, other measures of value, or any other financial or economic interest similar in purpose or function to any of the foregoing; and
(iii)	is entered into in response to a request from a counterparty for a quotation, or is otherwise entered into and structured to accommodate the objectives of the counterparty to such arrangement.

“Individual income” means “adjusted gross income” as reported for Federal income tax purposes, exclusive of any income attributable to a spouse or to property owned by a spouse:

(1)	the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended, (the Code)
(2)	the amount of the losses claimed as a limited partner in a limited partnership (as reported on Schedule E of IRS Form 1040)
(3)	any deduction claimed for depletion under Section 611, et seq. of the Code and
(4)	any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Sections 1202 of the Internal Revenue Code as it was in effect prior to enactment of the Tax Reform Act of 1986.

“Investments” means:

(1)	Securities, other than securities of an issuer that controls, is controlled by, or is under common control with, the investor that owns such securities, unless the issuer of such securities is:
(i)	an investment company or a company that would be an investment company but for the exclusions provided by Sections 3(c)(1) through 3(c)(9) of the Investment Company Act or the exemptions provided by Rule 3a-6 or 3a-7 promulgated under the Investment Company Act, or a commodity pool; or
(ii)	a Public Company (as defined below); or
(iii)	a company with shareholders’ equity of not less than $50,000,000 (determined in accordance with generally accepted accounting principles) as reflected on the company’s most recent (and in any event not more than sixteen months old) financial statements;
(2)	Real estate held for investment purposes;
(3)	Commodity Interests (as defined below) held for investment purposes;
(4)	Physical Commodities (as defined below) held for investment purposes;
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(5)	To the extent not securities, Financial Contracts (as defined below) entered into for investment purposes;
(6)	In the case of an investor that is a company that would be an investment company but for the exclusions provided by Section 3(c)(1) or 3(c)(7) of the Investment Company Act, or a commodity pool, any amounts payable to such investor pursuant to a firm agreement or similar binding commitment pursuant to which a person has agreed to acquire an interest in, or make capital contributions to, the investor upon the demand of the investor; and
(7)	Cash and cash equivalents held for investment purposes.

Real estate that is used by the investor or a Related Person (as defined below) of the investor for personal purposes, or as a place of business, or in connection with the conduct of the trade or business of such investor or a Related Person of the investor, will NOT be considered real estate held for investment purposes, provided that real estate owned by an investor who is engaged primarily in the business of investing, trading or developing real estate in connection with such business may be deemed to be held for investment purposes. However, residential real estate will not be deemed to be used for personal purposes if deductions with respect to such real estate are not disallowed by section 280A of the U.S. Internal Revenue Code of 1986, as amended.

A Commodity Interest or Physical Commodity owned, or a Financial Contract entered into, by the investor who is engaged primarily in the business of investing, reinvesting, or trading in Commodity Interests, Physical Commodities or Financial Contracts in connection with such business may be deemed to be held for investment purposes.

For purposes of determining the amount of investments owned by an investor that is a company, there may be included investments owned by majority-owned subsidiaries of the investor and investments owned by a company (the “Parent Company”) of which the investor is a majority-owned subsidiary, or by a majority-owned subsidiary of the investor and other majority-owned subsidiaries of the Parent Company.

In determining whether a natural person is an accredited investor, there may be included in the amount of such person’s investments any investment held jointly with such person’s spouse, or investments in which such person shares with such person’s spouse a community property or similar shared ownership interest. In determining whether spouses who are making a joint investment in the [fund] are accredited investors, there may be included in the amount of each spouse’s investments any investments owned by the other spouse (whether or not such investments are held jointly). There shall be deducted from the amount of any such investments any amounts specified by paragraph 2(a) of Annex B incurred by such spouse.

In determining whether a natural person is an accredited investor, there may be included in the amount of such person’s investments any investments held in an individual retirement account or similar account the investments of which are directed by and held for the benefit of such person.

“Joint income” means “adjusted gross income” as reported for Federal income tax purposes, including any income attributable to a spouse or to property owned by a spouse, and increased by the following amounts:

(1)	the amount of any interest income received which is tax-exempt under Section 103 of the Internal Revenue Code of 1986, as amended (the “Code”)
(2)	the amount the losses claimed as a limited partner in a limited partnership (as reported on Schedule E of IRS Form 1040)
(3)	any deduction claimed for depletion under Section 611 et. seq. of the Code and
(4)	any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue code as it was in effect prior to enactment of the Tax Reform Act of 1986.

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“Physical Commodities” means any physical commodity with respect to which a Commodity Interest is traded on a market specified in the definition of Commodity Interests above.

“Public Company” means a company that:

(i)	files reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended from time to time; or
(ii)	has a class of securities that are listed on a Designated Offshore Securities Market, as defined by Regulation S of the Securities Act of 1933, as amended.

“Related Person” means a person who is related to the investor as a sibling, spouse or former spouse, or is a direct lineal descendant or ancestor by birth or adoption of the investor, or is a spouse of such descendant or ancestor, provided that, in the case of a Family Company, a Related Person includes any owner of the Family Company and any person who is a Related Person of such an owner.

VALUATION OF INVESTMENTS

The general rule for determining the value of investments in order to ascertain whether an investor is an accredited investor is that the value of the aggregate amount of investments owned and invested on a discretionary basis by the investor shall be their fair market value on the most recent practicable date or their cost. This general rule is subject to the following provisos:

(1)	In the case of Commodity Interests, the amount of investments shall be the value of the initial margin or option premium deposited in connection with such Commodity Interests; and
(2)	In each case, there shall be deducted from the amount of investments owned by the investor the following amounts:
(a)	The amount of any outstanding indebtedness incurred to acquire the investments owned by the investor.
(b)	A Family Company, in addition to the amounts specified in clause (a) above, shall have deducted from the value of such Family Company’s investments any outstanding indebtedness incurred by an owner of the Family Company to acquire such investments.

CORPORATE ACCOUNT

Please certify that the corporate account is an accredited investor by initializing where applicable:

______  ______ An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, provided that the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, and the plan fiduciary is a bank, savings and loan association, insurance company or registered investment adviser; or

______   ______ An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 that has total assets in excess of $5,000,000; or

______   ______ Each of its shareholders, partners, or beneficiaries meets at least one of the following conditions described above under Section IV, A, Individual Accounts. Please also CHECK the appropriate space in that section; or

______  ______ The plan is a self-directed employee benefit plan and the investment decision is made solely by a person that meets at least one of the conditions described above under Section IV, A, Individual Accounts. Please also CHECK the appropriate space in that section; or

______  ______ A corporation, a partnership or a Massachusetts or similar business trust with total assets in excess of $5,000,000.

TRUST ACCOUNT

______  ______ Please certify that the trust account is an accredited investor by initializing where applicable:

______  ______ The trust has total assets in excess of $5,000,000 and the investment decision has been made by a “sophisticated person;”

______  ______ The trustee making the investment decision on its behalf is a bank (as defined in Section 3(a)(2) of the Act), a saving and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, acting in its fiduciary capacity; or

______  ______ The grantor(s) of the trust may revoke the trust at any time and regain title to the trust assets and has (have) retained sole investment control over the assets of the trust and the (each) grantor(s).

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CERTIFICATION FOR NON-US PERSON REPRESENTATIONS

At the time of (a) the offer by the Company and (b) the acceptance of the offer by such person or entity, of the Units, such person or entity was outside the United States. The term “Units,” for the purposes of this Subscription Agreement, refers to the Units themselves and any shares of Common Stock, notes or warrants issued or issuable as part of or underlying the Units, in each case as the context requires.

Such person or entity is acquiring the Units for its own account, for investment and not for distribution or resale to others and is not purchasing the Units for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

Such person or entity will make all subsequent offers and sales of the Units either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act. Specifically, such person or entity will not resell the Units to any U.S. person or within the United States prior to the expiration of a period commencing on the closing date of the Offering and ending on the date that is one year thereafter (the “Distribution Compliance Period”), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

Such person or entity has no present plan or intention to sell the Units in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Units and is not acting as a Distributor of such securities (as Distributor is defined under the Securities Act).

Neither such person or entity, its affiliates nor any person or entity acting on behalf of such person or entity, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Units at any time after the closing date of the Offering through the Distribution Compliance Period except in compliance with the Securities Act.

Such person or entity consents to the placement of a legend on any certificate or other document evidencing the Units.

Such person or entity is not acquiring the Units in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

Such person or entity has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such person’s or entity’s interests in connection with the transactions contemplated by this Subscription Agreement.

Such person or entity has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Units.

Such person or entity understands the various risks of an investment in the Units and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Units.

Such person or entity has had access to the Company’s publicly filed reports with the Securities and Exchange Commission and has been furnished during the course of the transactions contemplated by this Subscription Agreement with all other public information regarding the Company that such person or entity has requested and all such public information is sufficient for such person or entity to evaluate the risks of investing in the Units.

Such person or entity has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Units.

Such person or entity is not relying on any representations and warranties concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in this Subscription Agreement.

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Such person or entity will not sell or otherwise transfer the Units unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

Such person or entity represents that the address furnished in this Subscription Agreement is the principal residence if he or she is an individual or its principal business address if it is a corporation or other entity.

Such person or entity understands and acknowledges that the Units have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such person or entity and that any representation to the contrary is a criminal offense.

Name
Signature	/ /20
Name
Signature	/ /20

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SUBSCRIBER QUESTIONNAIRE

Subscriber Name		Country of Citizenship
Investment Amount	$	USD

Source of funds for this investment	☐ Annuity (ies)	☐ Gift	☐ Income from earnings
	☐ Inheritance	☐ Insurance Proceeds	☐ Investment Proceeds
	☐ Legal Settlement	☐ Lottery/Gaming	☐ Pension/IRA/Retirement
	☐ Sale of business	☐ Spouse/Parent	☐ Other __________

Is this account a private banking account defined under the USA Patriot Act? ☐ Yes ☐ No

Is this an account for a foreign bank as defined under the USA Patriot Act? ☐ Yes ☐ No

Contact Information (This address will be used for mailing unless you indicate otherwise):

INDIVIDUAL CONTACT INFORMATION:

Street Address

City, State	Zip Code	Country

Home Phone Number	Fax Number

Email Address
ENTITY CONTACT INFORMATION:

Name of Company

Contact Name	Email Address

Street Address	Suite/Floor

City, State	Zip Code	Country

Business Phone Number	Fax Number

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SUBSCRIBER QUESTIONNAIRE

Income $ USD Source of income

Occupation Industry

Education If retired, former occupation

Employer Name

No. of Years

Employer Address

Marital Status [_] S   [_] M   [_] D   [_] DP   [_] W Dependents [_] 0   [_] 1   [_] 2   [_] >2

Investment & Product Experience Current Portfolio

Alternative Investments [_] None [_] < 2 years [_] 2 – 5 years [_] > 5 years $

Annuities [_] None [_] < 2 years [_] 2 – 5 years [_] > 5 years $

Bank CDs [_] None [_] < 2 years [_] 2 – 5 years [_] > 5 years $

Bonds [_] None [_] < 2 years [_] 2 – 5 years [_] > 5 years $

Cash or Cash Equivalent [_] None [_] < 2 years [_] 2 – 5 years [_] > 5 years $

Hedge Funds [_] None [_] < 2 years [_] 2 – 5 years [_] > 5 years $

Margin [_] None [_] < 2 years [_] 2 – 5 years [_] > 5 years $

Mutual Funds-Exchange Traded [_] None [_] < 2 years [_] 2 – 5 years [_] > 5 years $

Options [_] None [_] < 2 years [_] 2 – 5 years [_] > 5 years $

Private Placements [_] None [_] < 2 years [_] 2 – 5 years [_] > 5 years $

Real Estate [_] None [_] < 2 years [_] 2 – 5 years [_] > 5 years $

Stocks [_] None [_] < 2 years [_] 2 – 5 years [_] > 5 years $

Investable Asset

[_] < $50,000 [_] $50,001 – $100,000 [_] $100,001 – $250,000 [_] $250,001 – $500,000

[_] $500,001 – $750,000 [_] $750,001 – $1,000,000 [_] $1,000,001 – $2,500,000

[_] $2,500,001 – $5,000,000 [_] $5,000,001 – $7,500,000 [_] $7,500,001 – $25,000,000

[_] > $25,000,001

Liquid Net Worth (excluding primary residence)

[_] < $50,000 [_] $50,001 – $100,000 [_] $100,001 – $250,000 [_] $250,001 – $500,000

[_] $500,001 – $750,000 [_] $750,001 – $1,000,000 [_] $1,000,001 – $2,500,000

[_] $2,500,001 – $5,000,000 [_] $5,000,001 – $7,500,000 [_] $7,500,001 -$25,000,000

[_] >$25,000,001

Total Net Worth (excluding primary residence)

[_] < $50,000 [_] $50,001 – $100,000 [_] $100,001 – $250,000 [_] $250,001 – $500,000

[_] $500,001 – $750,000 [_] $750,001 – $1,000,000 [_] $1,000,001 – $2,500,000

[_] $2,500,001 – $5,000,000 [_] $5,000,001 – $7,500,000 [_] $7,500,001 – $25,000,000

[_] >$25,000,001

Annual Expenses (recurring)

[_] $50,000 and under [_] $50,001-100,000 $100,001-250,000 [_] $250,001-500,000

[_] > $500,000

Special Expenses (future, non-recurring)

[_] None [_] $50,000 and under [_] $50,001-100,000 [_] $100,001-250,000

[_] > $250,000

Timeframe for Special Expenses

[_] Within 1 year [_] 2 – 3 years [_] 3 – 5 years [_] 6 – 8 years [_] > 8 years
[_] None or Never

Investor Initial ________ _______

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Are you or anyone with an interest in this account either: (1) a senior military, governmental, or political official in a non-US country, or (2) closely associated with an immediate family member of such an official?

Yes No If yes, identify the name of the official, office held, and country

BROKER DEALER AFFILIATIONS

Are you an employee of Emerson Equity LLC?	[_] Yes	[_] No
Are your related to an employee of Emerson Equity LLC?	[_] Yes	[_] No If yes, specify relationship to the employee ___________
Are you an employee of another broker dealer?	[_] Yes	[_] No If yes, name of the broker dealer _________________
Are you related to an employee of another broker dealer?	[_] Yes	[_] No If yes, specify relationship to the employee ___________
Are you maintaining other brokerage accounts?	[_] Yes	[_] No If yes, specify financial institution ______________
Are you or any member of your immediate family affiliated with or employed by a member a stock exchange or the FINRA?	[_] Yes	[_] No If yes, employer authorization is required.
Are you a senior officer, director, or 10% or more shareholder of a public company?	[_] Yes	[_] No If yes, specify company

I acknowledge that purchasing this investment product that has certain fees and risks. My registered investment professional has reviewed and explained, where applicable.

CLINIGENCE HOLDINGS, INC. $______________________USD

INVESTOR INITIALS

I have been given a full and complete Memorandum for Clinigence Holdings, Inc. I have been advised by my registered representative that I may have this document translated for my convenience and understanding. I attest that I am proficient in English and do not require the Memorandum to be translated into another language. I have read and understand the Memorandum.

I have reviewed and understand the risk sections of the Offering documents.

I understand that the investment is NOT GUARANTEED, MAY LOSE PRINCIPAL.

I understand that the investment is not liquid.

I understand that my registered representative will earn a commission in connection with this investment.

I am sophisticated in financial and business affairs and am able to evaluate the risks and merits of the Offering.

I understand that the Offering is HIGH RISK. The inherit risks include lack of liquidity, leverage, lack of diversification and tax complexity. Success or failure of the investment is dependent on the investment sponsor and is outside the control of the investors. While potential loss is limited to the amount investment, such loss is possible.

I have reviewed the Memorandum and understand the risk sections. I understand that this investment is an indirect interest in Clinigence Holdings, Inc. and NOT a direct investment in Clinigence Holdings, Inc. securities.

I currently [_] own [_] do not own private placements in my portfolio.
They are worth approximately $ .

I understand that it is not advisable to invest more than 10% of my liquid net worth in private placements, I am willing to accept the added exposure and risk.

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ARBITRATION DISCLOSURES

THIS SUBSCRIPTION AGREEMENT CONTAINS A PREDISPUTE ARBITRATION CLAUSE. BY SIGNING AN ARBITRATION AGREEMENT THE PARTIES AGREE AS FOLLOWS:

•	ALL PARTIES TO THIS SUBSCRIPTION AGREEMENT ARE GIVING UP THE RIGHT TO SUE EACH OTHER IN COURT, INCLUDING THE RIGHT TO A TRIAL BY JURY, EXCEPT AS PROVIDED BY THE RULES OF THE ARBITRATION FORUM IN WHICH A CLAIM IS FILED.
•	ARBITRATION AWARDS ARE GENERALLY FINAL AND BINDING; A PARTY’S ABILITY TO HAVE A COURT REVERSE OR MODIFY AN ARBITRATION AWARD IS VERY LIMITED.
•	THE ABILITY OF THE PARTIES TO OBTAIN DOCUMENTS, WITNESS STATEMENTS, AND OTHER DISCOVERY IS GENERALLY MORE LIMITED IN ARBITRATION THAN IN COURT PROCEEDINGS.
•	THE ARBITRATORS DO NOT HAVE TO EXPLAIN THE REASON(S) FOR THEIR AWARD UNLESS, IN AN ELIGIBLE CASE, A JOINT REQUEST FOR AN EXPLAINED DECISION HAS BEEN SUBMITTED BY ALL PARTIES TO THE PANEL AT LEAST 20 DAYS PRIOR TO THE FIRST SCHEDULED HEARING DATE.
•	THE PANEL OF ARBITRATORS WILL TYPICALLY INCLUDE A MINORITY OF ARBITRATORS WHO WERE OR ARE AFFILIATED WITH THE SECURITIES INDUSTRY.
•	THE RULES OF SOME ARBITRATION FORUMS MAY IMPOSE TIME LIMITS FOR BRINGING A CLAIM IN ARBITRATION. IN SOME CASES, A CLAIM THAT IS INELIGIBLE FOR ARBITRATION MAY BE BROUGHT IN COURT.
•	THE RULES OF THE ARBITRATION FORUM IN WHICH THE CLAIM IS FILED, ANY AMENDMENTS THERETO, SHALL BE INCORPORATED INTO THIS SUBSCRIPTION AGREEMENT.

ARBITRATION AGREEMENT

ANY CONTROVERSY BETWEEN YOU AND US SHALL BE SUBMITTED TO ARBITRATION BEFORE THE NEW YORK STOCK EXCHANGE, INC., ANY OTHER NATIONAL SECURITIES EXCHANGE ON WHICH A TRANSACTION GIVING RISE TO THE CLAIM TOOK PLACE (AND ONLY BEFORE SUCH EXCHANGE), OR THE FINANCIAL INDUSTRY REGULATORY AUTHORITY. NO PERSON SHALL BRING A PUTATIVE OR CERTIFIED CLASS ACTIONS TO ARBITRATION, NOR SEEK TO ENFORCE ANY PREDISPUTE ARBITRATION AGREEMENT AGAINST ANY PERSON WHO HAS INITIATED IN COURT A PUTATIVE CLASS ACTION; OR WHO IS A MEMBER OF A PUTATIVE CLASS WHO HAS NOT OPTED OUT OF THE CLASS WITH RESPECT TO ANY CLAIMS ENCOMPASSED BY THE PUTATIVE CLASS ACTION UNTIL; (I) THE CLASS CERTIFICATION IS DENIED; (II) THE CLASS IS DECERTIFIED; OR (III) THE CUSTOMER IS EXCLUDED FROM THE CLASS BY THE COURT. SUCH FORBEARANCE TO ENFORCE AN AGREEMENT TO ARBITRATE SHALL NOT CONSTITUTE A WAIVER OF ANY RIGHTS UNDER THIS SUBSCRIPTION AGREEMENT EXCEPT TO THE EXTENT STATED HEREIN.

The Memorandum and Subscription Agreement contain risk disclosures, various statements and representations. Subscribers should carefully review in its entirety before signing.

The undersigned acknowledge that Clinigence Holdings, Inc. makes no recommendation with respect thereto. Clinigence Holdings, Inc. has made no investigation regarding any other person or entity involved in the Offering.

BY SIGNING, I ACKNOWLEDGE THAT I HAVE CAREFULLY REVIEWED THE TRANSACTION DOCUMENTS RELATED TO THIS INVESTMENT AND AM BOUND BY THE TERMS OF THE TRANSACTION DOCUMENTS AND THIS SUBSCRIPTION AGREEMENT.

Subscriber Signature	Date	/ /20___
Subscriber Signature	Date	/ /20___

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